Barclays Capital

5 The North Colonnade

Canary Wharf

London E14 4BB

Tel +44 (0)20 7623 2323

TO:

Credit-Based Asset Servicing and Securitization LLC (the “Counterparty” or “Party B”)

ATTENTION:

Global Securities and Trust Services – C-BASS 2007-CB2

FROM:

BARCLAYS BANK PLC (LONDON HEAD OFFICE) (“Barclays” or “Party A”)

SUBJECT:

Fixed Income Derivatives Confirmation

DATE:

February 28, 2007

REFERENCE NUMBER:

[                     ]

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between (“Party A”) and Credit-Based Asset Servicing and Securitization LLC (“Party B”). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  This Confirmation constitutes a “Confirmation” and also constitutes a “Schedule” as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.

This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.  In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

Each reference herein to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Interest Rate Swap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:

February 26, 2007

Effective Date:

February 28, 2007

Termination Date:

May 25, 2011, subject to adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

Fixed Amounts:

Fixed Rate Payer:

Party B

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, with No Adjustment.

Fixed Rate:

5.122%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

Party A

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month.

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

Calculation Agent:

Party A

Upfront Payment:

USD560,000 to be paid by Party A to Party B on February 28, 2007

Account Details and Settlement Information:

Payments to Party A:

Correspondent: BARCLAYS BANK PLC NEW YORK

FEED: 026002574

Beneficiary:  BARCLAYS SWAPS

Beneficiary Account: 050-01922-8

Payments to Party B:

[TO BE PROVIDED]

[Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

For and on behalf of: BARCLAYS BANK PLC	For and on behalf of: CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
/s/ Shain Kalmanowitz Name: Shain Kalmanowitz Title: Authorized Signatory Date: February 28, 2007	/s/ David A. Chin Name: David A. Chin Title: Vice President Date: February 28, 2007

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients.  If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

SCHEDULE I

[(All such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)]

From and including	To but excluding	Notional Amount (USD)
2/28/2007	3/25/2007	371,963,790.00
3/25/2007	4/25/2007	366,851,648.17
4/25/2007	5/25/2007	360,801,615.79
5/25/2007	6/25/2007	353,839,865.44
6/25/2007	7/25/2007	346,010,660.11
7/25/2007	8/25/2007	337,465,179.02
8/25/2007	9/25/2007	328,334,054.00
9/25/2007	10/25/2007	318,797,760.36
10/25/2007	11/25/2007	309,068,099.53
11/25/2007	12/25/2007	299,559,727.52
12/25/2007	1/25/2008	290,388,161.63
1/25/2008	2/25/2008	281,643,467.89
2/25/2008	3/25/2008	273,287,647.71
3/25/2008	4/25/2008	265,308,228.62
4/25/2008	5/25/2008	257,642,998.53
5/25/2008	6/25/2008	250,155,232.89
6/25/2008	7/25/2008	242,695,307.31
7/25/2008	8/25/2008	234,879,278.05
8/25/2008	9/25/2008	226,477,052.81
9/25/2008	10/25/2008	216,471,047.87
10/25/2008	11/25/2008	206,720,495.16
11/25/2008	12/25/2008	197,424,832.49
12/25/2008	1/25/2009	189,400,489.04
1/25/2009	2/25/2009	182,648,132.35
2/25/2009	3/25/2009	177,534,112.33
3/25/2009	4/25/2009	173,142,286.14
4/25/2009	5/25/2009	169,331,552.22
5/25/2009	6/25/2009	165,736,350.69
6/25/2009	7/25/2009	162,338,714.72
7/25/2009	8/25/2009	159,127,414.32
8/25/2009	9/25/2009	156,091,773.27
9/25/2009	10/25/2009	153,506,430.00
10/25/2009	11/25/2009	153,506,430.00
11/25/2009	12/25/2009	153,506,430.00
12/25/2009	1/25/2010	153,506,430.00
1/25/2010	2/25/2010	153,506,430.00
2/25/2010	3/25/2010	152,470,249.05
3/25/2010	4/25/2010	146,912,849.28
4/25/2010	5/25/2010	141,558,992.07
5/25/2010	6/25/2010	136,401,121.88
6/25/2010	7/25/2010	131,411,922.35
7/25/2010	8/25/2010	126,625,726.52
8/25/2010	9/25/2010	122,014,456.24
9/25/2010	10/25/2010	117,467,876.58
10/25/2010	11/25/2010	113,153,343.74
11/25/2010	12/25/2010	108,975,704.73
12/25/2010	1/25/2011	105,013,460.70
1/25/2011	2/25/2011	101,188,947.69
2/25/2011	3/25/2011	97,166,528.50
3/25/2011	4/25/2011	93,642,403.94
4/25/2011	5/25/2011	90,245,949.21
5/25/2011	6/25/2011	0

Annex A

Paragraph 13 of the Credit Support Annex